UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 14, 2006

Superconductor Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA		93111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01           Regulation FD Disclosure.

          On April 14, Superconductor Technologies Inc. (the “Company”) mailed its annual Letter to Shareholders along with copies of its Proxy Statement and Annual Report on Form 10-K.  The letter may also be found on the Company’s website at www.suptech.com on the Investor Relations page.  The letter is attached to this filing as Exhibit 99, and the information therein is hereby incorporated by reference.

          Pursuant to General Instruction B.2 of Form 8-K, the information furnished in response to this Item 7.01 (including the information incorporated by reference to Exhibit 99) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to any of the liabilities of that section.  The Company is NOT incorporating such information by reference in any registration statement filed by the Company under the Securities Act of 1933.

Item 9.01.          Financial Statements and Exhibits.

          (d)  Exhibits.

Exhibit No.	Description

99	Letter to Shareholders dated April 5, 2006.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.

Date: April 14, 2006	By:	/s/ William J. Buchanan

William J. Buchanan,
Controller